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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): February 24, 2005


                                 Belden CDT Inc.
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


           Delaware                       001-12561              36-3601505
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 (State or other jurisdiction     (Commission File Number)     (IRS Employer
       of incorporation)                                     Identification No.)


                        7701 Forsyth Boulevard, Suite 800
                            St. Louis, Missouri 63105
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          (Address of Principal Executive Offices, including Zip Code)


                                 (314) 854-8000
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              (Registrant's telephone number, including area code)



                                       n/a
         --------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if this Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                                TABLE OF CONTENTS




Item 2.02 Results of Operations and Financial Condition

Item 9.01 Financial Statements and Exhibits

SIGNATURES

EXHIBIT INDEX

         Exhibit 99.1 News Release dated February 24, 2005





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     ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     Earnings Release. On February 24, 2005, the Company issued the press release attached as Exhibit 99.1, which reports Belden's results of operation for the fourth quarter of 2004.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits.

     99.1 Company news release dated February 24, 2005, titled "Belden CDT Announces Higher Fourth Quarter 2004 Sales and Earnings."

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   BELDEN CDT INC.


Date: February 24, 2005                            By: /s/ Kevin Bloomfield
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